AMENDMENT NO. 1 TO AGREEMENT

AMENDMENT NO. 1, dated as of December 9, 2024 (the “Amendment”), to that certain AGREEMENT (the "Agreement"), entered into as of March 3, 2023, by and among Kingstone Companies, Inc., a Delaware corporation (the “Company”), Gregory Fortunoff (“G. Fortunoff”) and Scott Fortunoff (together with G. Fortunoff, the “Fortunoffs”).  Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Agreement.

WHEREAS, based upon the recent performance of the Company, the Fortunoffs believe there is no need for the continuation of G. Fortunoff’s Board observer status.

For good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties agree as follows:

1. Paragraphs (a), (b) and (c) of Section 1 of the Agreement are hereby terminated and of no further force or effect.

2. The Fortunoffs are no longer required to comply with Section 1(g)(ii) of the Agreement; provided, however, that the foregoing not to be construed to limit their obligations under applicable securities laws.

3. The Company agrees that the Standstill Period shall terminate on the earlier of the Company’s 2025 annual meeting of stockholders and December 31, 2025, and that, during the Standstill Period, it will not intentionally disclose to the Fortunoffs any material information that is not publicly available.

4. G. Fortunoff is no longer required to comply with the first and last sentences of Section 3 of the Agreement; provided, however, that the foregoing shall not be construed to permit G. Fortunoff to violate the second sentence of such Section 3.

5. Following the execution of this Amendment, the Company will file a Form 8-K announcing this Amendment, in the form attached hereto Exhibit A.

6. The provisions of Sections 4, 5(a), 8, 11, 12, 13, 14 and 15 of the Agreement shall apply with equal force to this Amendment and are incorporated herein by reference.

7. Except as amended hereby, the Agreement, including, without limitation, Sections 2 and 6 thereof, shall continue in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date hereof.

KINGSTONE COMPANIES, INC.

By:	/s/ Meryl Golden
	Name:	Meryl Golden
	Title:	Chief Executive Officer

/s/ Gregory Fortunoff
Gregory Fortunoff

/s/ Scott Fortunoff
Scott Fortunoff

Exhibit A
Form 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report December __, 2024
(Date of earliest event reported)

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15 Joys Lane, Kingston, NY	12401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 802-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 1.01	Entry into a Material Definitive Agreement.

On December __, 2024, Kingstone Companies, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its agreement, dated as of March 3, 2023 (the “Agreement”), with Gregory Fortunoff (“G. Fortunoff”) and Scott Fortunoff, shareholders of the Company (the “Fortunoffs”). The Agreement had provided for, among other things, the grant to G. Fortunoff of Board observer status.  Pursuant to the Amendment, the Fortunoffs indicated that, based upon the recent performance of the Company, they believe that there is no need for the continuation of G. Fortunoff’s Board observer status. Accordingly, pursuant to the Amendment, G. Fortunoff relinquished his right to serve as an observer to the Company’s Board of Directors or be nominated for a Board position.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.
Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Amendment No. 1, dated as of December 9, 2024, to Agreement, dated as of March 3, 2023, by and among Kingstone Companies, Inc., Gregory Fortunoff and Scott Fortunoff

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
KINGSTONE COMPANIES, INC.

Dated: December __, 2024	By:
Meryl Golden
Chief Executive Officer